Digital Realty the trusted foundation | powering your digital ambitions

Navigating the Future Sustainable Growth for Customers, Shareholders and Employees DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 2

Leading Interconnection Hub Extends PlatformDIGITAL™ Reach from Pacific Northwest to Canada, Alaska and APAC westin building
EXCHANGE

Premier Internet Gateway

6th

Most Interconnected Facility in North America[(1)]

Network Dense

150+

Carriers

10,000+

Cross-Connects

Pacific Northwest Hub

10

Access to Subsea Cable Routes to Asia, Australia and New Zealand

1) Peering DB.

DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 3

Serving a Social Purpose Delivering Sustainable Growth for All Stakeholders ENVIRONMENTAL SOCIAL GOVERNANCE €1.4 Billion Committed to enhancing the well- Euro-Denominated being of our stockholders, Enhanced Board of Green Bonds Issued in Directors diversity by January 2020 customers, employees, vendors, and communities 2020 adding two new Directors EPA ENERGY STAR® Certification for Exemplary Energy Gave shareholders Performance in 29 Data Disaster recovery assistance and 2019 proxy access Centers (January 2020) community reinvestment programs 2019 NAREIT Gave shareholders the Leader in the Light ability to propose Award for Data Centers 2018 amendments to the bylaws 324 MW of utility-scale Employee gift-matching program renewable energy and paid time off for volunteering Minimum stock contracted since 2016; ownership requirements 100% renewable power instituted for directors for EMEA portfolio and 2015 US retail colocation(1) and management 1) As of October 31, 2019. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 4

Strategic Combination with Enhanced Presence in Major European Metro Areas Key Updates January February March April May DLR and INXN shareholder meetings to be Regulatory Review Period held on February 27, 2020 March 9th Initial Expiration of Exchange Offer Clearance received from antitrust authorities in Austria, Germany and the Netherlands February 27th Awaiting decisions on our foreign investment Shareholder Meetings filings in France and Germany January 8th Priced €1.4 Billion Euro-Denominated Bonds Initial expiration of exchange offer is March 9, 2020 DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 5

Global Data Center Platform to Host Critical Infrastructure and Interconnect Digital Ecosystems

Platform DIGITAL™ | interxion™ | westin building EXCHANGE

+ Enabling Enterprises to Simplify Their Fit for Purpose Infrastructure
+ Expanding Communities of Interest
+ Adding Over 65,000 Cross-Connects



~50%
Largely Connected Campuses(1)
~50%
Network-Dense, Performance Sensitive Data Centers(1)

1) Based on number of data centers as of December 31, 2019. Pro forma to account for pending Westin Building Exchange and Interxion transactions. Excludes held-for-sale assets.

DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 6

Secular Trends Driving Data Center Demand
PlatformDIGITAL Poised to Capitalize

Platform
DIGITAL™

Digital Transformation

$18T+

Value Added[1]

Driving Data Center Demand

$3.9T+

Worldwide IT Spend[2]

Global Data Center Leader

IDC[3]



CAPABILITIES
STRATEGIES
Leaders
Equinix
Digital Realty
NTT
Interxion
CoreSite
Rackspace
Cyxtera
CyrusOne
Telehouse
Major
Players
Contenders
Participants

1) IDK WW Executive Sentiment Survey 2019.
2) Gartner Worldwide IT Spend Forecast; Market Databook 4Q19 Update.
3) IDC MarketSpace: Worldwide Colocation & Interconnection Services 2019-2020 Vendor Assessment.

DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 7

Financial Results DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 8

Four Quarters of Consecutive Growth in New Signings HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT(1)(2) $ in millions Space & Power Interconnection #1 $100 ##2 2 #3 $75 $50 $25 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 4Q19 BOOKINGS BY PRODUCT(1)(2) $52.6 mm $0.6 mm $8.0 mm $1.0 mm $6.9 mm $69.2 mm TURN-KEY POWERED BASE COLOCATION NON-TECHNICAL INTERCONNECTION TOTAL BOOKINGS FLEX® BUILDING® Note: Darker shading represents interconnection bookings. Fourth quarter bookings are highlighted in lighter blue. Totals may not be exact due to rounding differences. 1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 2) Includes signings for new and re-leased space. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 9

Social Media Communities of Interest Applications Attracting New Logos 215 New Logos in 2019 Highest year on record Advertising & Marketing $7mm Interconnection Signings AI-Powered Tech for Pathology Research $14mm Signings in APAC DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 10

Top-Line Step Function Healthy Backlog Sets a Solid Foundation BACKLOG ROLL-FORWARD(1) COMMENCEMENT TIMING(2) $ in millions $ in millions Digital Realty Backlog Unconsolidated Joint Venture Backlog Digital Realty Backlog Unconsolidated Joint Venture Backlog $5 $6 $38 $57 $2 $8 $26 $26 $16 $28 $18 $90 $90 $71 $72 3Q19 Backlog Sign Commence 4Q19 Backlog 2020 2021 2022 Totals Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Reflects expected commencement date at time of signing. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 11

Cycling Through Peak Vintage Renewals Gradually Improving Mark-to-Market RE-LEASING SPREADS FOURTH QUARTER 2019 FULL YEAR 2019 Rental Rate Change Rental Rate Change -0.6% -1.3% CASH CASH +4.2% +4.4% GAAP GAAP Signed renewal leases Signed renewal leases representing representing $117 million $510 million of annualized GAAP of annualized GAAP rental revenue rental revenue Note: Represents Turn-Key Flex®, Powered Base Building®, Colocation, and Non-Tech leases signed during the quarter ended December 31, 2019 and full year 2019. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 12

Successfully Managed Largest Expiration Year Ever with Moderate Expirations Going Forward LEASING EXPIRATIONS (% Annualized Rent) 22.5% 15.6% 15.9% 14.2% 9.8% 8.2% 2019(1) 2020 2021 2022 2023 Thereafter (2) Note: As of December 31, 2019. Excludes month-to-month leases. 1) As of September 30, 2018. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 13 2) Represents weighted average figures for 2024 and beyond based on square footage.

Putting Exposure in Perspective Benefits of Scale and Diversification on Display EXPOSURE BY REVENUE(1) CORE FFO/SHARE EXPOSURE(2) USD CAD GBP EURO JPY HKD SGD AUD LATAM 1% 9% 0.3% 3% 2% 76% 2019 0.2% 0.1% $6.65 / Sh BENCHMARK EUR 0% RATES +/- 10% GBP +/- 100 bps 4% 2% +/- 10% 1% EXCHANGE RATES(3) U.S. DOLLAR INDEX 4Q18 4Q19 U.S. DOLLAR / U.S. DOLLAR / BRITISH POUND EURO 0.2% 3.0% DECREASE INCREASE Source: FactSet. 1) Includes DLR’s share of revenue from unconsolidated joint ventures. 2) Core FFO is a non-GAAP financial measure. For a definition of core FFO and a reconciliation to its nearest GAAP equivalent, see the Appendix. 3) Based on average exchange rates for the quarter ended December 31, 2019 compared to average exchange rates for the quarter ended December 31, 2018. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 14

Prudently Financed Transaction Enhances Credit Profile Reflecting a Full-Quarter Contribution

Net Debt to Adjusted EBITDA (1)



5.7x
7%
Floating Rate
Debt
0.7x
5.0x
0%
Floating Rate
Debt(3)
4Q19
Reported
Pro Forma for Forward
Equity and Mapletree (3)
4Q19
As Adjusted (3)

Fixed Charge Coverage Ratio (2)



4.1x
0.5x
4.6x
4Q19
Reported
Pro Forma for Forward
Equity and Mapletree (3)
4Q19
As Adjusted (3)

1) Calculated as total debt at balance sheet carrying value, plus capital lease obligations, plus our share of unconsolidated JV debt, less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA (including our share of joint venture EBITDA) multiplied by four. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios, see the Appendix.
2) Fixed charge coverage ratio is Adjusted EBITDA divided by total fixed charges. Total fixed charges include interest expenses, capitalized interest, scheduled debt principal payments and preferred dividends for the quarter ended December 31, 2019. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios, see the Appendix.
3) Pro Forma for the full physical settlement of the $1.1 billion forward equity offering; the consummation of the sale transaction with Mapletree; the closing of the joint venture transaction with Mapletree in November 2019; and the proceeds therefrom repaying borrowings under our global revolving credit facilities and term loans.

DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 15

Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right DEBT MATURITY SCHEDULE AS OF DECEMBER 31, 2019(1)(2) DEBT PROFILE (U.S. $ in billions) 99% Unsecured Unsecured Secured 6.5 YEARS 2.9% Weighted Avg. Weighted Avg. Maturity(1)(2) Coupon(1) 93% Fixed $1.7 Fixed Floating $1.6 $1.6 $1.5 $1.4 $1.2 $1.1 $1.2 € $1.1 € £ € USD € £ GBP £ £ € £ $0.0 $0.0 € ¥ 45% USD Euro 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes Other Unsecured Term Loan Pro forma €1.7bn notes Unsecured Green Bonds Note: As of December 31, 2019. 1) Includes Digital Realty’s pro rata share of six unconsolidated joint venture loans and debt securities. Pro forma for the forward equity, 10 property disposition to Mapletree and €1.7bn note issuances in January 2020. Assumes proceeds from transactions are used to repay borrowings under the global unsecured revolving credit facility. 2) Assumes exercise of extension options. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 16

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth SUCCESSFUL 2019 INITIATIVES 8 1. Expanding Global Platform New Entered Chile and South Korea, agreements with Interxion and Adani to expand in Europe, explore India Countries 2. Recycling Capital $1.4 Bn Sold $1.4 billion of assets, funding investments in network-dense interconnection hubs Proceeds from Asset Sales 3. Addressing Enterprise 215 Launched PlatformDIGITALTM, landed record new logos New Logos 4. Strengthening the Balance Sheet 3.1% Raised $3.4 billion of long-term debt and preferred equity capital at record-low coupons Weighted Average Coupon DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 17

Appendix DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 18

Robust Long-Term Demand, Lumpy Near-Term Signings Diverse Customer Base + Product Offerings HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGE ANNUALIZED GAAP BASE RENT(1)(2) $ in millions Space & Power Interconnection $80 $60 $40 $20 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 4Q19 TRAILING FOUR-QUARTER AVERAGE BOOKINGS BY PRODUCT(1)(2) $43.7 mm $2.4 mm $7.6 mm $0.5 mm $8.0mm $62.3 mm TURN-KEY POWERED BASE COLOCATION NON-TECHNICAL INTERCONNECTION TOTAL BOOKINGS FLEX® BUILDING® 1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 2) Includes signings for new and re-leased space. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 19

Firm Fundamentals Robust Demand, Rational Supply NORTH AMERICA EMEA APAC 2,915 1,272 2,410 1,128 882 987 4Q18 4Q19 4Q18 4Q19 4Q18 4Q19 MEGAWATTS COMMISSIONED(1)(2) MEGAWATTS COMMISSIONED(1)(2) MEGAWATTS COMMISSIONED(1)(2) 91% 86% 90% 81% 90% 88% DIGITAL DIGITAL DIGITAL REGION REALTY REGION REALTY REGION REALTY PERCENT LEASED (4Q19)(1) PERCENT LEASED (4Q19)(1) PERCENT LEASED (4Q19)(1) 1.3x 1.3x 1.6x Market Absorption-to-Available Market Absorption-to-Available Market Absorption-to-Available Current Construction(3) Current Construction(3) Current Construction(3) 1) Management estimates, based on a sub-set of Digital Realty metros (North America: Northern Virginia, Chicago, Dallas, Silicon Valley, New Jersey, Phoenix and Toronto; EMEA: Amsterdam, Dublin, Frankfurt, and London; APAC: Melbourne, Osaka, Singapore and Sydney). 2) Prior periods may be adjusted to reflect updated information. 3) Trailing 12-month market absorption divided by available data center construction. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 20

Supportive Economic Growth Outlook
Levered to Long-Term Secular Demand Drivers

		3Q19 CALL October 29, 2019	CURRENT February 10, 2020	Better/ Worse	2020E	2021E
MACROECONOMIC	Global GDP Growth Forecast [1]	2020E: 3.4%	2020E: 3.3%	▼	3.3%	3.4%
	U.S. GDP Growth Forecast [1]	2020E: 2.4%	2020E: 2.0%	▼	2.0%	1.7%
	U.S. Unemployment Rate [2]	3.5%	3.6%	▲	3.6%	3.7%
	Inflation Rate – U.S. Annual CPI Index [2]	1.7%	2.3%	▲	2.1%	2.1%
	Crude Oil ($/barrel) [3]	$57	$50	▼	$58	$58
	Control of White House, Senate and HoR [4]	R,R,D	D,R,D	◀▶	D,R,D	D,R,D
INTEREST RATES	Three-Month Libor (USD) [2]	1.9%	1.7%	▼	1.7%	1.8%
	10-Yr U.S. Treasury Yield [2]	1.8%	1.6%	▼	1.9%	2.1%
	GBP-USD [2]	1.29	1.29	◀▶	1.35	1.40
	EUR-USD [2]	1.11	1.09	▼	1.15	1.18
EQUITIES	S&P 500 [2]	3,023 (YTD 20.6%); P/E: 19.9x	3,352 (YTD 3.8%); P/E: 22.2x	▲	19.3x	17.3x
	NASDAQ 100 [2]	8,029 (YTD 26.8%); P/E: 25.1x	9,516 (YTD 8.9%); P/E: 29.1x	▲	24.2x	21.1x
	RMZ [2][5]	1,315 (YTD 24.4%); P/AFFO 19.7x	1,327 (YTD 3.8%); P/AFFO 19.7x	▲	20.2x	19.2x
INDUSTRY	IT Spending Growth Worldwide [6]	2020E: 3.7%	2020E: 3.4%	▼	3.4%	3.7%
	Server Shipment Worldwide [7]	2020E: 3.3%	2020E: 3.3%	◀▶	3.3%	2.2%
	Global Data Center IP Traffic [8]	CAGR 2016 - 2021E: 25%	CAGR 2016 - 2021E: 25%	◀▶	CAGR 2016 - 2021E: 25%	
	Global Cloud IP Traffic [8]	CAGR 2016 - 2021E: 27%	CAGR 2016 - 2021E: 27%	◀▶	CAGR 2016 - 2021E: 27%	

1) IMF World Economic Outlook October 2019 and January 2020
2) Bloomberg
3) Bloomberg, NY Mercantile Exchange WTI Crude Oil (Front Month)
4) FiveThirtyEight - October 2019 and January 2020
5) Citi Investment Research - October 2019 and February 2020
6) Gartner: IT Spending, Worldwide (constant currency), July 2019 and January 2020
7) Gartner: Servers Forecast Worldwide, May 2019 and September 2019
8) Cisco Global Cloud Index: Forecast and Methodology, 2016-2021 – November 2018

DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 21

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, (vii) gain on contribution to unconsolidated joint venture, net of related tax, and (viii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Adjusted Funds from Operations (AFFO): We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from core FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock-based compensation expense, (v) straight-line rental revenue, (vi) straight-line rental expense, (vii) above- and below-market rent amortization, (viii) deferred tax expense, (ix) leasing compensation and internal lease commissions, and (x) recurring capital expenditures. Other REITs may calculate AFFO differently than we do and accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 22

Appendix Management Statements on Non-GAAP Measures EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on real estate transactions, equity in earnings adjustment for non-core items, other non-core adjustments, net, noncontrolling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, severance, equity acceleration, and legal expenses, transaction and integration expenses, (gain) on sale, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, and preferred stock dividends, including undeclared dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 23

Appendix Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; the expected timing and benefits of InterXion transaction; expected physical settlement of the forward sale agreements and use of proceeds from any such settlement, our expected investment and expansion activity, our joint ventures, the expected benefits and timing of PlatformDIGITAL™; the Mapletree transaction; the Westin Building Exchange and the related transaction; public cloud services spending; the expected timing, locations, benefits and product; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our communities of interest; our expected Go to Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases , and related rental revenue; lag between signing and commencement of leases; our 2020 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark to market rates on lease expirations, lease rollovers and expected rental rate changes; our re-leasing spreads; our leasing expirations; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intention s; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirement s; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; core FFO run rate and NOI Growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices ; and the sufficiency of our capital to fund future requirements. You can. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; the competitive environment in which we operate; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our inability to achieve expected revenue synergies or cost savings as a result of our combination with InterXion; each of our and InterXion’s ability to consummate the transactions contemplated by the purchase agreement, the timing of the closing of those transactions and unexpected costs or unexpected liabilities that may arise from the transactions, whether or not consummated; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; our ability to attract and retain qualified personnel and to attract and retain customers; and the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2018, quarterly report on Form 10-Q for the quarter ended September 30, 2019 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn-Key Flex and Powered Base Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 24

Appendix Additional Information and Where to Find It On December 6, 2019, Digital Realty Trust, Inc. (“DLR”) filed a Registration Statement on Form S-4 in connection with the transactions contemplated by the Purchase Agreement, which included a proxy statement/prospectus. This communication is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The registration statement was declared effective by the Securities and Exchange Commission (“SEC”) on January 27, 2020. DLR has mailed a definitive proxy statement/prospectus to shareholders of DLR and DLR’s subsidiary filed a Tender Offer Statement on Schedule TO (the “Schedule TO”) with the SEC on January 29, 2020. InterXion filed a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the exchange offer on January 29, 2020. The solicitation and offer to purchase the ordinary shares of InterXion will only be made pursuant to the Schedule TO and related offer to purchase. This material is not a substitute for the proxy statement/prospectus, the Schedule TO, the Schedule 14D-9 or the Registration Statement or for any other document that DLR or InterXion may file with the SEC and send to DLR’s stockholders or InterXion’s shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION OR DECISION WITH RESPECT TO THE EXCHANGE OFFER, WE URGE INVESTORS OF DLR AND INTERXION TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY DLR AND INTERXION WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DLR, INTERXION AND THE PROPOSED TRANSACTIONS. Investors will be able to obtain free copies of the Registration Statement, proxy statement/prospectus, Schedule TO and Schedule 14D-9, as each may be amended from time to time, and other relevant documents filed by DLR and InterXion with the SEC (when they become available) at http://www.sec.gov, the SEC’s website, or free of charge from DLR’s website (http://www.digitalrealty.com) or by contacting DLR’s Investor Relations Department at (415) 848-9311. These documents are also available free of charge from InterXion’s website (http://www.interxion.com) or by contacting InterXion’s Investor Relations Department at (813) 644-9399. Participants in the Solicitation DLR, InterXion and their respective directors and certain of their executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from DLR’s stockholders and InterXion’s shareholders in connection with the proposed transactions. Information regarding the officers and directors of DLR is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 1, 2019. Information regarding the officers and directors of InterXion and their ownership of InterXion ordinary shares is set forth in InterXion’s Annual Report on Form 20-F, which was filed with the SEC on April 30, 2019. Additional information regarding the persons who may be deemed participants and their interests will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with SEC in connection with the proposed transactions. Free copies of these documents may be obtained as described in the paragraphs above. DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 25

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018
Net (loss) income available to common stockholders	$ 315,577	$ 31,230
Adjustments:		
Noncontrolling interests in operating partnership	13,100	1,300
Real estate related depreciation and amortization (1)	271,371	295,724
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	21,630	3,615
Impairment of investments in real estate	-	-
(Gain) loss on sale of properties	(267,651)	(7)
FFO available to common stockholders and unitholders	$ 354,027	$ 331,862
Basic FFO per share and unit	$ 1.63	$ 1.55
Diluted FFO per share and unit	$ 1.62	$ 1.54
Weighted average common stock and units outstanding		
Basic	217,391	214,649
Diluted	218,901	215,417
(1) Real estate related depreciation and amortization was computed as follows:		
Depreciation and amortization per income statement	275,008	299,362
Non-real estate depreciation	(3,637)	(3,638)
	$ 271,371	$ 295,724

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018
Net (loss) income available to common stockholders	$ 315,577	$ 31,230
Interest	80,880	84,883
(Gain) loss from early extinguishment of debt	-	1,568
Tax expense	(1,731)	(5,843)
Depreciation and amortization	275,008	299,362
EBITDA	669,734	411,200
Unconsolidated JV real estate related depreciation & amortization	21,630	3,615
Severance accrual and equity acceleration	1,130	602
Transaction and integration expenses	17,106	25,917
(Gain) on sale / deconsolidation	(267,651)	(7)
Impairment of investments in real estate	-	-
Other non-core adjustments, net	(13,886)	1,471
Noncontrolling interests	13,042	1,038
Preferred stock dividends, including undeclared dividends	20,707	20,329
Issuance costs associated with redeemed preferred stock	-	-
Adjusted EBITDA	$ 461,812	$ 464,165

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018
FFO available to common stockholders and unitholders -- diluted	$ 354,027	$ 331,862
Termination fees and other non-core revenues [1]	(5,634)	(21)
Transaction and integration expenses	17,106	25,917
Loss from early extinguishment of debt	-	1,568
Loss on FX revaluation	(10,422)	-
Gain on contribution to unconsolidated joint venture, net of related tax	-	-
Severance accrual and equity acceleration [2]	1,130	602
Issuance costs associated with redeemed preferred stock	-	-
Other non-core expense adjustments	(1,511)	1,471
CFFO available to common stockholders and unitholders -- diluted	$ 354,696	$ 361,399
Diluted CFFO per share and unit	$ 1.62	$ 1.68

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Same Capital Cash Net Operating Income
(in thousands)
(unaudited)

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018
Rental revenues	$ 406,807	$ 425,478
Tenant reimbursements - Utilities	80,731	84,075
Tenant reimbursements - Other	47,742	41,844
Interconnection and other	54,833	53,222
Total Revenue	590,113	604,619
Utilities	93,831	97,621
Rental property operating	94,892	96,803
Property taxes	31,063	24,135
Insurance	2,572	2,429
Total Expenses	222,358	220,988
Net Operating Income	$ 367,755	$ 383,631
Less:		
Stabilized straight-line rent	$ (3,009)	$ (3,572)
Above and below market rent	(3,300)	(7,233)
Cash Net Operating Income	$ 374,064	$ 394,436

DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 26

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Net Debt/LQA Adjusted EBITDA QE 12/31/19 QE 12/31/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) Total debt at balance sheet carrying value $ 10,122,448 Add: DLR share of unconsolidated joint venture debt 591,177 GAAP interest expense plus capitalized interest 90,757 Add: Capital lease obligations 179,195 Less: Unrestricted cash (89,817) Scheduled debt principal payments 210 Net Debt as of September 30, 2019 $ 10,803,003 Preferred dividends 20,707 Net Debt / LQA Adjusted EBITDA(iii) 5.7x Total fixed charges 111,674 (iii) Adjusted EBITDA Fixed charge ratio 4.1x Net income available to common stockholders $ 315,577 Interest expense 80,880 Loss from early extinguishment of debt - Unsecured Debt/Total Debt QE 12/31/19 DLR share of unconsolidated joint venture interest expense 11,008 Taxes (1,731) Global unsecured revolving credit facility 234,105 Depreciation and amortization 275,008 EBITDA 680,742 Unsecured term loan 810,219 Unsecured senior notes, net of discount 8,973,190 Secured debt, including premiums 104,934 Unconsolidated JV real estate related depreciation & amortization 21,631 Capital lease obligations 179,195 Severance accrual and equity acceleration and legal expenses 1,130 Transaction and integration expenses 17,106 Total debt at balance sheet carrying value 10,301,643 Gain on sale / deconsolidation (267,651) Other non-core adjustments, net (13,886) Unsecured Debt / Total Debt 99.0% Impairment of investments in real estate - Noncontrolling interests 13,042 Preferred stock dividends, including undeclared dividends 20,707 Adjusted EBITDA $ 472,821 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 1,891,284 DIGITAL REALTY | 4Q19 FINANCIAL RESULTS | FEBRUARY 13, 2020 | 27